GENERAL AND SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL AND SIGNIFICANT ACCOUNTING POLICIES
NOTE 1:-	GENERAL AND SIGNIFICANT ACCOUNTING POLICIES

a.	General:

-
Eltek Ltd. ("the Company") was organized in Israel in 1970, and its shares have been publicly traded on the NASDAQ Capital Market ("NASDAQ") since 1997. Eltek Ltd. and its subsidiaries (Eltek USA Inc. and Eltek Europe GmbH) are collectively referred to as "the Company".

-
The Company manufactures, markets and sells custom made printed circuit boards ("PCBs"), including high density interconnect, flex-rigid and multi-layered boards. The principal markets of the Company are in Israel, Europe and North America.

-
The Company markets its product mainly to the medical technology, defense and aerospace, industrial, telecom and networking equipment, as well as to contract electronic manufacturers, among other industries.

The Company is controlled by Nistec Golan Ltd ("Nistec Golan"). Nistec Golan is controlled indirectly by Mr. Yitzhak Nissan, who owns, indirectly through Nistec Holdings Ltd., all of the shares of Nistec Ltd and Nistec Golan (Nistec Holdings Ltd. and/or any of its subsidiaries are referred to as "Nistec").

Business risks and condition:

-
The Company’s business is subject to numerous risks including, but not limited to, the impact of currency exchange rates (mainly NIS/US$), the Company's ability to implement its sales and manufacturing plans, the impact of competition from other companies, the Company's ability to receive regulatory clearance or approval to market its products, changes in regulatory environment, domestic and global economic conditions and industry conditions, and compliance with environmental laws and regulations. Due to these conditions and other financial and business factors, the Company's liquidity position, as well as its operating performance, was negatively affected. As a result, during the last years, including the year ended December 31, 2018, the Company incurred net losses and suffered negative cash flows from its operating activities. In the year ended December 31, 2019 the Company had a net income of $1.8 million (compared to a loss of $2.6 million in the year ended December 31, 2018). As of December 31, 2019, the Company's working capital deficiency amounted to $1.3 million and its accumulated deficit amounted to approximately $19.7 million. The Company's liquidity position, as well as its operating performance, may be negatively affected by other financial and business factors, many of which are beyond its control.

-
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now spread globally. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact the company in ways that cannot necessarily be foreseen.

The current severity of the pandemic and the uncertainty regarding the length of its effects could have negative consequences for the company. To date, the effects of the pandemic have not materially affected our company’s operations, which have been deemed “essential enterprise” by the Israeli government and making effort to operate as normal.

Some of the Company’s employees are quarantined and in some cases are working remotely, due to safety concerns. Most of the work is still preformed from the Company's production facility. The Company’s ability to collect money, pay bills, handle customer and consumer communications, schedule production, and order raw materials necessary for production has not been materially impacted. To date, the Company have not experienced a significant change in sales or in the timeliness of payments of invoices and its cash position remains stable with approximately $2.2 million of cash and cash equivalents as of March 31, 2020.

The Coronavirus outbreak in Israel and many other countries, could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could affect the Company’s operating results.

Loans and credit lines:

-
In June 2017, due to continued losses and the Company's limited ability to obtain additional loans from the banks at that time, the Company obtained a loan of NIS 5.0 million (approximately $ 1.4 million) from Nistec (the “First Loan”). The terms of the loan were amended in April 2018, with retroactive effect as of June 2017.

In July 2017, the Company obtained a line of credit dedicated to a specific project of up to NIS 4.5 million (approximately $1.3 million) from Bank HaPoalim, guaranteed by Nistec Ltd., for a period of up to one year. In July 2018 Bank HaPoalim extended the dedicated line of credit and in January 2019 the Company reduced the line of credit to NIS 2.25 million (approximately $ 620).

During April 2020 Bank HaPoalim approved the increase of this line of credit back to NIS 4.5 million (approximately $1.3 million) and to make this facility available to use for any purpose and not just for a specific project.

In November 2017, the Company obtained a loan of NIS 3 million (approximately $ 840) from Mizrahi-Tefahot Bank, guaranteed by Nistec. In April 2019 the Company repaid the debt owed to the bank from the proceeds of the rights offering.

In March 2018, the Company obtained another loan from Nistec of NIS 4.0 million (approximately $ 1.2 million) (the “Second Loan”). In July 2018, in accordance with a commitment letter provided by Nistec, the Company obtained another loan from Nistec of NIS 1.0 million (approximately $ 290) (the “Third Loan,” and together with the First Loan and the Second Loan, the “Loans”).

The Company and Nistec Golan have entered into term and interest provisions of the Loans aggregating NIS 10 million (approximately $ 2.8 million). On December 5, 2019, at the Annual General Meeting of the Company, shareholders approved (following the approval of the Company's Audit Committee and Board of Directors) the execution of an Interest Agreement with Nistec Golan. Under the terms of the Interest Agreement, the Loans shall bear interest, as follows:

1.	Interest Amount:

a.
A total aggregate principal loan amount of NIS 5 million (the “First Half of the Loans”) shall bear interest of Prime + 1%, as of September 26, 2019 and until January 7, 2020. As of January 8, 2020, and until repaid, the First Half of the Loans shall bear the interest set forth below.

b.	A total aggregate principal loan amount of NIS 5 million (the “Second Half of the Loans”) shall bear annual interest of Prime + 1.75%, as of January 1, 2019, and until repaid in full.

2.
Payment Schedule: the interest shall be paid on the 10th day of each quarter, for the interest accumulated in the three (3) months prior to such payment date (except with respect to the first interest payment). The first interest payment shall be paid on January 10, 2020, for 2019.

3.
Late Fees: Any amount not paid by the Company when due, shall bear an annual interest of Prime + 3%, unless the Company has not paid the applicable interest amount due to its requirement to avoid any going concern qualifications, in which event the applicable interest (i.e., Prime+ 1.75) shall continue to apply.

In August 2018, the Company obtained a credit facility of NIS 7 million (approximately $ 2.0 million) from a non-banking financial institution. In October 2019, this credit facility was reduced to NIS 6 million (approximately $ 1.7 million). This credit facility is guaranteed by Nistec. In March 2020, the non-banking financial institution informed the Company that due to the coronavirus outbreak, its insurance carrier put on hold any future activity until further notice and therefore this facility may not be available to the Company going forward.

In January 2019, Nistec provided the Company with an additional loan of NIS 2.0 million (approximately $580), due on April 30, 2019. However, the Company exercised an option to extend the term of the loan until May 1, 2020 as approved by Company's Audit Committee that determined that such extension is required for the Company’s orderly operations.

In addition, during January 2019 Nistec guaranteed NIS 2.0 million (approximately  $580) of the Company's existing debt to Bank Leumi, which was due to be repaid by April 30, 2019. During March 2019 and as part of the rights offering (described below) the Company's Audit Committee and Board of Directors authorized the Company to repay the debt owed to Bank Leumi from the proceeds of the rights offering.

As of December 31, 2019, the total principal amounts of the loans received by the Company from Nistec (as described above) was NIS 12 million (approximately $3.5 million), of which NIS 2 million (approximately $580) is due on May 1, 2020 subject to the existence of sufficient financial resources for the repayment of this amount and the remaining loans aggregating NIS 10 million (approximately $2.9 million) will become due on or after October 1, 2020, subject to the Company’s ability to raise additional funds and increase its financial resources.  In April 2020, Nistec provided the Company with a letter of commitment that the repayment of the Loans aggregating NIS 10 million (approximately $ 2.8 million) will become due on or after May 1, 2021. Nistec has also agreed that in the event that the Company will repay Nistec the amount of NIS 2 million (approximately $ 580) on May 2020, Nistec is committed to provide the Company with financing up to this amount until May 1, 2021, as requested by the Company, through a loan extended directly by Nistec to the Company. Nistec has also agreed that in the event that the guarantees that it provided to a bank and to a non-banking institution will be exercised, the amount due to Nistec as a result of the exercise of the guarantee will be due on May 1, 2021.

On October 2, 2018, the Company received notification from NASDAQ advising the Company that as of October 1, 2018, the Company did not maintain stockholders’ equity of $2.5 million, nor does not meet the alternatives of market value of listed securities or net income from continuing operations, and therefore is not in compliance with the stockholders’ equity listing rule (the “Listing Rule”). On December 7, 2018, the Company received a notice from NASDAQ advising that the Company had been granted an extension of time to regain compliance with the shareholders’ equity requirement until March 31, 2019. Therefore, the Company's Board of Directors decided to commence a right offering.

-
In February 2019, Nistec Golan informed the Company that it was committed to exercise its subscription rights by converting approximately $2.5 million of debt owed to it by the Company into the Company’s ordinary shares. In March 2019, Nistec informed the Company that instead of converting the debt owed to it, it would participate in the rights offering by means of a cash investment in an amount of at least $2.5 million.

-
In March 2019, the Company's prospectus for the rights offering became effective. The subscription period ended on April 9, 2019 and 69.6% of the Company’s shareholders participated in the rights offering, which provided gross proceeds of $3.4 million (before deducting expenses related to the offering). The Company used the net proceeds from this offering to repay a NIS 3.0 million (approximately $870) loan from Mizrahi Bank (guaranteed by Nistec), repay a NIS 2.0 million (approximately $580) line of credit from Bank Leumi (for which Nistec provided a guarantee) and a NIS 1.0 million (approximately $290) line of credit from Bank Hapoalim. The remainder of the proceeds was used for working capital and other general corporate purposes, including investment in plant and equipment.

As a result of the receipt of the proceeds from the rights offering, the Company regained compliance with the NASDAQ’s shareholders’ equity requirement and its shares continue to be listed on the NASDAQ Capital Market. NASDAQ has advised that it will continue to monitor the Company’s ongoing compliance with the shareholders’ equity requirement and, if at the time of the Company next periodic report the Company does not evidence compliance, the Company may be subject to delisting.

Financial covenants:

In April 2014, the Company signed a new financial undertakings letter with one bank and in May 2014 with another bank. Under these undertakings the Company is required to maintain certain financial covenants, including: (i) adjusted shareholders' equity (excluding certain intangible and other assets) equal to the greater of $4.5 million or 17% of its consolidated total assets; and (ii) a debt service ratio of 1.5. Debt service ratio is defined as the ratio of EBITDA to current maturities of long-term debt plus interest expenses. The compliance with the financial covenants is measured annually based on the Company’s annual audited financial statements. As of December 31, 2019, the Company was in compliance with these covenants.

In February 2019, the other bank granted the Company a waiver from such non-compliance and adjusted the financial covenants, to be met in the Company's financial statements for December 31, 2019 (to be issued not later than 120 days from December 31, 2019). The adjusted covenants include: (i) adjusted shareholders' equity (excluding certain intangible and other assets) of at least $ 2.5 million; and (ii) positive EBITDA (greater than zero). As of December 31, 2019, the Company was in compliance with these covenants. The Company believes that in the event that its business plans for the year 2020 will not be realized, it will not meet the above-mentioned financial covenants.

The Company's management believes that its current business plans and the commitments from Nistec will enable the Company to continue to operate for a period of at least one year from the date of the approval of these financial statements. In the event the Company will not be successful in generating sufficient cash from its current operations, the Company may be required to obtain additional financing from external sources. There is no assurance that such financing will be obtained.

b.	Sale of a wholly owned subsidiary - Kubatronik Leiterplatten GmbH:

In June 2002, the Company established a wholly-owned subsidiary, EN-Eltek Netherlands 2002 B.V. ("EN-Eltek"), for the purpose of acquiring control of Kubatronik Leiterplatten GmbH ("Kubatronik").

On December 19, 2016, the Company sold all of its Kubatronik shares to the founder of Kubatronik. In consideration for the sale, the Company is entitled to contingent consideration equal to 20% of Kubatronik's net profit in 2017, and 10% of Kubatronik's net profit in each of 2018 and 2019. The Company and Kubatronik further agreed that until the end of 2017, they will offer a 10% discount on sales of their products to one another and pay a 10% commission on sales each party effects to consumers introduced by the other. Kubatronik continues to manage Eltek Europe GmbH. Following consummation of the transaction in 2017, Eltek recognized a loss of $271.

c.	Basis of presentation:

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), followed on a consistent basis, unless otherwise stated.

The Company sells goods through its subsidiaries that function as distributors. The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in Company’s ownership interest with no change of control are treated as equity transactions, rather than step acquisitions or dilution gains or losses.

A change in the Company's ownership interest in a subsidiary that causes a loss of control results in a deconsolidation of the subsidiary. Gain or loss is recognized upon the deconsolidation of a subsidiary, as the difference between (1) the sum of the fair value of any consideration received, the fair value of any retained non-controlling investment in the former subsidiary at the date the subsidiary is deconsolidated, and the carrying amount of any non-controlling interest in the former subsidiary (including any accumulated other comprehensive income attributable to the non-controlling interest) at the date the subsidiary is deconsolidated, and (2) the carrying amount of the former subsidiary's assets and liabilities.

d.	Functional and reporting currency:

The Company’s functional currency is the New Israeli Shekel ("NIS"). Transactions denominated in foreign currencies are translated into NIS using the prevailing exchange rates at the date of the transaction. Gains and losses from the translation of foreign currency transactions are recorded in financial income or expenses.

In accordance with ASC 830 assets and liabilities are translated to the reporting currency using the exchange rate at the end of the year. Revenues and expenses are translated into the reporting currency using the average exchange rate for each quarter. Translation adjustments are reported separately as a component of accumulated other comprehensive income.

The functional currency of the Company's foreign subsidiaries is the local currency in which each subsidiary operates. The financial statements of foreign subsidiaries are translated into the Parent's functional currency as follows:

1.	Assets and liabilities are translated according to the exchange rate on the consolidated balance sheet date including goodwill arising from the acquisition of the subsidiary.

2.	Income and expense items are translated according to the weighted average exchange rate on a quarterly basis.

The functional currency of the Company's foreign subsidiaries is the local currency in which each subsidiary operates. The financial statements of foreign subsidiaries are translated into the Parent's functional currency as follows:

1.	Assets and liabilities are translated according to the exchange rate on the consolidated balance sheet date including goodwill arising from the acquisition of the subsidiary.

2.	Income and expense items are translated according to the weighted average exchange rate on a quarterly basis.
3.	The resulting exchange rate differences are classified as a separate item in shareholders' equity.

e.	Exchange rates and linkage bases:

1.	Balances linked to the Israeli Consumer Price Index ("CPI") are recorded pursuant to contractual linkage terms of the specific assets and liabilities.

2.	Details of the CPI and the representative exchange rates are as follows:

		Exchange rate	Exchange rate
	Israeli CPI	of one US dollar	of one Euro
	Points	NIS	NIS

December 31, 2019	101.8	3.456	3.878
December 31, 2018	101.2	3.748	4.292
December 31, 2017	100.4	3.467	4.153

	%

December 31, 2019	0.6	(7.8)	(10.0)
December 31, 2018	0.8	8.1	3.3
December 31, 2017	1.5	(0.1)	2.7

f.	Use of estimates:

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires the management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the useful lives of fixed assets, allowance for doubtful accounts, deferred tax assets, inventory write-offs, income tax uncertainties, other contingencies and stock-based compensation costs. Actual results could differ from these estimates.

g.	Cash and cash equivalents:

Cash and cash equivalents are highly-liquid investments which include short-term bank deposits with an original maturity of three months or less from deposit date and which are not restricted by a lien.

h.	Trade accounts receivable:

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.

The allowance for doubtful accounts receivable is calculated on the basis of specific identification of customer balances, and a general allowance according to the Company's policy. The allowance is determined based on management's estimate of the aged receivable balance considered uncollectible, based on historical experience, aging of the receivable and information available about specific customers, including their financial condition and volume of their operations.

The activity in the allowance for doubtful accounts for the three years ended December 31, 2019 is as follows:

	Year ended December 31,
	2019	2018	2017

Opening balance	170	234	160
Doubtful debt expenses during the year	71	86	147
Customers write-offs/collection during the year	(31)	(134)	(91)
Foreign currency translation adjustments	17	(16)	18

Closing balance	227	170	234

i.	Inventories:

Inventories are recorded at the lower of cost or net-realizable value. Cost is determined on the weighted average basis for raw materials. For work in progress and finished goods, the cost is determined pursuant to calculation of accumulated actual direct and indirect costs.

The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

j.	Severance pay:

The Company's liability for its Israeli employees severance pay is calculated pursuant to Israel's Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date (the "Shut Down Method"). Employees are entitled to one month's salary for each year of employment or a portion thereof.

Assets held for employees' severance payments represent contributions to insurance policies and deposits to a central severance pay fund, and are recorded at their current redemption value.

k.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation and impairment losses. Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Machinery and equipment	5-33
Leasehold improvements	6-14
Motor vehicles	15
Office furniture and equipment	6-33

Machinery and equipment purchased under capital lease arrangements are recorded at the present value of the minimum lease payments at lease inception. Such assets and leasehold improvements are depreciated and amortized respectively, using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

Impairment of long-lived assets:

The Company's long-lived assets (assets group) to be held or used, including right of use assets and intangible assets that are subject to amortization are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third‑party independent appraisals, as considered necessary. During the years ended December 2019, 2018 and 2017, the Company did not record any impairment charges attributable to long-lived assets.
l.	Intangible assets:

Intangible assets are stated at cost net of accumulated amortization. Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other". The Company acquired software technology during 2014-2015, which was fully amortized during 2017.

m.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense.

The Company includes interest related to tax issues as part of income tax expense in its consolidated financial statements.

n.        Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation".

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated income statement.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting, based on the accelerated attribution method over the vesting period.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"). ASU 2016-09 simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, an accounting policy election for forfeitures and classification on the statement of cash flows. For public companies, ASU 2016-09 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The Company adopted ASU 2016-09 during the first quarter of 2017, at which time it changed its accounting policy to account for forfeitures as they occur. There was no material impact of the adoption of this standard on the Company's financial statements.

During the year ended December 31, 2019 and 2018, the Company recognized stock-based compensation expenses related to employee stock options in the amount of $141 and $56, respectively (no expenses were recorded in 2017).

The Company estimates the fair value of stock options granted under ASC 718 using the Binomial model. The Binomial model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the Binomial model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S.

Treasury zero-coupon bonds with an equivalent term to the contractual term of the options. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding. Estimated forfeitures are based on actual historical pre-vesting forfeitures.

The following assumptions were used in the Binomial option pricing model for the year ended December 31, 2019 (no options were granted in 2017):

	2019	2018

Dividend yield	0%	0%
Expected volatility	76%	71%
Risk-free interest	1.47%	2.89%
Contractual term	10 years	10 years
Forfeiture rate	0%	0%

o.         Revenue recognition:

The Company generates its revenues mainly from sales of custom made printed circuit boards ("PCBs"). The Company also generates a limited amount of revenues from a financed R&D project.

Revenues from the Company's contracts are recognized using the five-step model in ASC 606 - "Revenue from Contracts with Customers" ("ASC 606"). At first, the Company determines if an agreement with a customer is considered to be a contract to the extent it has a commercial substance, it is approved in writing by both parties, all rights and obligations including payment terms are identifiable, the agreement between the parties creates enforceable rights and obligations, and collectability in exchange for goods that will be transferred to the customer is considered as probable. The Company then assesses the transaction price for a contract in order to determine the consideration the Company expects to receive for satisfying the performance obligations called for in the contract.

For the Company's financed R&D project, where the Company's performance does not create an asset with an alternative use, the Company recognizes revenue over performance time because of continuous transfer of control to the customer. For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort and the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs. In addition, contracts executed include provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged, the manner, and the terms of settlement, including in cases of termination for convenience. Project costs includes mainly related labor.

Estimated gross profit from the project may change due to changes in estimates resulting from differences between actual performance and original forecasts. Such changes in estimated gross profit are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

Revenues for performance obligations that are not recognized over time are recognized at the point in time when control is transferred to the customer (which is generally upon delivery) and include mainly revenues from the sales custom made printed circuit boards ("PCBs"). The Company generally does not provide a right of return to its customers. For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products. Shipping and handling costs are not considered performance obligations and are included in cost of sales as incurred.

Unbilled accounts receivables

Deferred revenues decreased by $29, compared to the opening balance of $29 as of January 1, 2019. The decrease was as a result of $1,093 of recognized revenues in advance of contractual billing during the year. This was offset by an increase of $1,064 billings. The above resulted in ending balance of deferred revenues of $0 as of December 31, 2019.

p.	Earnings per ordinary share:

Basic net earnings per share are computed based on the weighted average number of ordinary shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share." Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such options are anti-dilutive.

q.	Concentration of credit risk:

Financial instruments that may subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. Cash is deposited with major financial institutions in Israel, Europe and the United States.

The Company performs ongoing credit evaluations of the financial condition of its customers. The risk of collection associated with trade receivables is reduced by the large number and geographical dispersion of the Company's customer base, and the Company's policy of obtaining credit evaluations of the financial condition of certain customers, requiring collateral or security with respect to certain receivables, or purchase of insurance for certain other receivables.

r.	Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred.

s.	Commitments and contingencies:

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

t.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.
Level 3	-	Unobservable inputs which are supported by little or no market activity.
As of December 31, 2019, 2018 and 2017, the Company did not have any derivative instruments, measured at fair value on a recurring or nonrecurring basis.

u.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain (loss) from foreign currency translation adjustments.

The total accumulated other comprehensive loss, net was comprised as follows:

	December 31,
	2019	2018	2017

Foreign currency translation adjustments	139	(75)	600

Total accumulated other comprehensive income (loss)	139	(75)	600

v.	Leases:

In accordance with ASU No. 2016-02, Leases (ASC 842) the Company determines if an arrangement is a lease and the classification of that lease at inception based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether the Company obtains the right to substantially all the economic benefits from the use of the asset throughout the period, and (3) whether the Company has a right to direct the use of the asset.

ROU assets and lease liabilities are recognized at commencement date based on the present value of remaining lease payments over the lease term. ROU assets are initially measured at amounts, which represents the discounted present value of the lease payments over the lease, plus any initial direct costs incurred. The lease liability is initially measured based on the discounted present value of remaining lease payments over the lease term. For this purpose, the Company considers only payments that are fixed and determinable at the time of commencement. The implicit rate within the operating leases is generally not determinable, therefore the Company uses the Incremental Borrowing Rate (“IBR”) based on the information available at commencement date in determining the present value of lease payments. The Company’s IBR is estimated to approximate the interest rate for collateralized borrowing with similar terms and payments and in economic environments where the leased asset is located.

Certain leases include options to extend or terminate the lease. An option to extend the lease is considered in connection with determining the ROU asset and lease liability when it is reasonably certain that the Company will exercise that option. An option to terminate is considered unless it is reasonably certain that the Company will not exercise the option.

w.	Impact of recently issued and adopted accounting standards:

In February 2016, the FASB issued ASU No. 2016-02, Leases (ASC 842). The standard requires the recognition of ROU assets and lease liabilities for most leases. The standard requires a modified retrospective transition approach to recognize and measure leases at the initial application.

The Company adopted the standard as of January 1, 2019, using a modified retrospective transition approach and elected to use the effective date as the date of initial application. The Company adopted the ”package of practical expedients”, which permits it not to reassess under the new standard its prior conclusions about lease identification, lease classification and initial direct costs. As a result, the consolidated balance sheets as of December 31, 2018 were not restated, continue to be reported under ASC 840, which did not require recognition of operating lease assets and liabilities on the balance sheets, and are not comparative.

As a result of the adoption of Topic 842 on January 1, 2019, the Company recorded operating lease right of use (“ROU”) assets of $3,263 and operating lease liabilities of $3,255. The ROU assets include adjustments for prepayments and accrued lease payments. The adoption did not impact the Company’s beginning retained earnings, or its prior year consolidated statements of income and statements of cash flows.
See also note 10.

x.	New accounting pronouncements not yet effective:

In June 2016, the FASB issued ASU 2016-13, "Financial Instruments – Credit Losses (Topic 326)". ASU 2016-13 requires that financial assets measured at amortized cost be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis. The measurement of expected credit losses is based upon historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. ASU 2016-13 will become effective for annual and interim periods beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company does not expect this standard to have a material effect on its consolidated financial statements.

y.	Reclassifications:

Certain amounts in the notes to prior years consolidated financial statements have been reclassified to conform with current year presentation. The reclassification had no effect on previously reported consolidated balance sheets, consolidated statements of comprehensive income (loss) and consolidated statements of cash flows.